Exhibit 99.1

2941 Fairview Park Drive Suite 100 Falls Church, VA 22042-4513 www.generaldynamics.com	News

October 22, 2008

Contact: Rob Doolittle

Tel: 703 876 3199

rdoolittle@gd.com

General Dynamics Reports Strong Earnings, Backlog Growth in Third Quarter 2008

•	EPS grows 18.7 percent
•	Funded backlog increases 10 percent
•	Free cash flow equals 118 percent of earnings from continuing operations

FALLS CHURCH, Va. – General Dynamics (NYSE: GD) today reported 2008 third-quarter earnings from continuing operations of $634 million, or $1.59 per share on a fully diluted basis, compared to 2007 third-quarter earnings from continuing operations of $544 million, or $1.34 per share fully diluted. Revenues rose to $7.1 billion in the quarter, a 4.5 percent increase over third-quarter 2007 revenues of $6.8 billion. Net earnings, which were equal to earnings from continuing operations, increased 16 percent over the year-ago period.

Cash

Net cash provided by operating activities from continuing operations was $863 million for the third quarter, or 136 percent of net earnings. Free cash flow from operations, defined as net cash provided by operating activities from continuing operations less capital expenditures, was $749 million, or 118 percent of net earnings.

Backlog

Funded backlog at the end of the third quarter 2008 was $49.7 billion, and total backlog was $60.5 billion, compared to $45.2 billion and $55.3 billion, respectively, at the end of the second quarter 2008. Backlog growth in the quarter included significant increases in three of the company’s four business groups.

Margins

Operating margins increased in each of General Dynamics’ four business groups during the third quarter of 2008. Company-wide, operating margins were 13.1 percent, a 140-basis-point improvement compared to the third quarter of 2007.

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Performance Highlights

Sales in the third quarter increased in the Aerospace, Marine Systems and Information Systems and Technology groups when compared to the year-ago period. Continued customer demand generated new orders on several of the company’s key vehicle programs – including the Army’s Stryker infantry combat vehicle and Abrams tank upgrades – resulting in substantial backlog growth in Combat Systems. The strong appeal of the Aerospace group’s large-cabin products generated significant additional backlog in that segment as well.

“This was a powerful quarter for General Dynamics,” said company Chairman and Chief Executive Officer Nicholas D. Chabraja. “As the company’s core defense programs demonstrated their continued strength and the market for business-jet aircraft drove the Aerospace backlog to its highest level ever, we improved margins company-wide and generated substantial cash by maintaining our focus on solid execution.

“These factors – a durable and growing backlog, sustained performance improvement and strong cash flow – position the company to continue creating shareholder value,” Chabraja said.

General Dynamics, headquartered in Falls Church, Va., employs approximately 85,600 people worldwide. The company is a market leader in business aviation; land and expeditionary combat systems, armaments and munitions; shipbuilding and marine systems; and information systems and technologies.

Certain statements made in this press release, including any statements as to future results of operations and financial projections, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management’s current expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in the company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

All forward-looking statements speak only as of the date they were made. The company does not undertake any obligation to update or publicly release any revisions to any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

WEBCAST INFORMATION: General Dynamics will webcast its third-quarter 2008 securities analyst conference call, scheduled for 11:30 a.m. Eastern Time on Wednesday, October 22, 2008. The webcast will be a listen-only audio event, available at www.generaldynamics.com. An on-demand replay of the webcast will be available by 3 p.m. October 22 and will continue for 12 months. To hear a recording of the conference call by telephone, please call 888-286-8010 (international: 617-801-6888); passcode 76346435. The phone replay will be available from 3 p.m. October 22 until midnight October 29, 2008.

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CONSOLIDATED STATEMENT OF EARNINGS (UNAUDITED)

DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

	Third Quarter		Variance
	2008	2007	$	%
NET SALES	$7,140	$6,834	$306	4.5%
OPERATING COSTS AND EXPENSES	6,207	6,033	(174)

OPERATING EARNINGS	933	801	132	16.5%

Interest, Net	(11)	(12)	1
Other, Net	—	2	(2)

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	922	791	131	16.6%

Provision for Income Taxes	288	247	(41)

EARNINGS FROM CONTINUING OPERATIONS	$634	$544	$90	16.5%

Discontinued Operations, Net of Tax	—	2	(2)

NET EARNINGS	$634	$546	$88	16.1%

EARNINGS PER SHARE—BASIC
Continuing Operations	$1.60	$1.35	$0.25	18.5%
Discontinued Operations	$—	$—	$—

Net Earnings	$1.60	$1.35	$0.25	18.5%

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING (IN MILLIONS)	396.7	403.7

EARNINGS PER SHARE—DILUTED
Continuing Operations	$1.59	$1.34	$0.25	18.7%
Discontinued Operations	$—	$—	$—

Net Earnings	$1.59	$1.34	$0.25	18.7%

DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING (IN MILLIONS)	399.8	407.3

Exhibit A

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CONSOLIDATED STATEMENT OF EARNINGS (UNAUDITED)

DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

	Nine Months		Variance
	2008	2007	$	%
NET SALES	$21,448	$19,725	$1,723	8.7%
OPERATING COSTS AND EXPENSES	18,733	17,483	(1,250)

OPERATING EARNINGS	2,715	2,242	473	21.1%

Interest, Net	(42)	(59)	17
Other, Net	3	4	(1)

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	2,676	2,187	489	22.4%

Provision for Income Taxes	828	685	(143)

EARNINGS FROM CONTINUING OPERATIONS	$1,848	$1,502	$346	23.0%

Discontinued Operations, Net of Tax	(1)	(9)	8

NET EARNINGS	$1,847	$1,493	$354	23.7%

EARNINGS PER SHARE—BASIC
Continuing Operations	$4.63	$3.71	$0.92	24.8%
Discontinued Operations	$—	$(0.02)	$0.02

Net Earnings	$4.63	$3.69	$0.94	25.5%

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING (IN MILLIONS)	398.7	404.8

EARNINGS PER SHARE—DILUTED
Continuing Operations	$4.60	$3.67	$0.93	25.3%
Discontinued Operations	$—	$(0.02)	$0.02

Net Earnings	$4.60	$3.65	$0.95	26.0%

DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING (IN MILLIONS)	401.8	408.6

Exhibit B

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NET SALES AND OPERATING EARNINGS BY SEGMENT (UNAUDITED)

DOLLARS IN MILLIONS

	Third Quarter		Variance
	2008	2007	$	%
NET SALES:
AEROSPACE	$1,372	$1,315	$57	4.3%
COMBAT SYSTEMS	1,850	1,872	(22)	(1.2)%
MARINE SYSTEMS	1,404	1,246	158	12.7%
INFORMATION SYSTEMS AND TECHNOLOGY	2,514	2,401	113	4.7%

TOTAL	$7,140	$6,834	$306	4.5%

OPERATING EARNINGS:
AEROSPACE	$281	$226	$55	24.3%
COMBAT SYSTEMS	262	228	34	14.9%
MARINE SYSTEMS	140	110	30	27.3%
INFORMATION SYSTEMS AND TECHNOLOGY	270	254	16	6.3%
CORPORATE	(20)	(17)	(3)	(17.6)%

TOTAL	$933	$801	$132	16.5%

OPERATING MARGINS:
AEROSPACE	20.5%	17.2%
COMBAT SYSTEMS	14.2%	12.2%
MARINE SYSTEMS	10.0%	8.8%
INFORMATION SYSTEMS AND TECHNOLOGY	10.7%	10.6%
TOTAL	13.1%	11.7%

Exhibit C

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NET SALES AND OPERATING EARNINGS BY SEGMENT (UNAUDITED)

DOLLARS IN MILLIONS

	Nine Months		Variance
	2008	2007	$	%
NET SALES:
AEROSPACE	$3,980	$3,617	$363	10.0%
COMBAT SYSTEMS	5,862	5,152	710	13.8%
MARINE SYSTEMS	4,176	3,775	401	10.6%
INFORMATION SYSTEMS AND TECHNOLOGY	7,430	7,181	249	3.5%

TOTAL	$21,448	$19,725	$1,723	8.7%

OPERATING EARNINGS:
AEROSPACE	$757	$598	$159	26.6%
COMBAT SYSTEMS	803	593	210	35.4%
MARINE SYSTEMS	389	320	69	21.6%
INFORMATION SYSTEMS AND TECHNOLOGY	822	773	49	6.3%
CORPORATE	(56)	(42)	(14)	(33.3)%

TOTAL	$2,715	$2,242	$473	21.1%

OPERATING MARGINS:
AEROSPACE	19.0%	16.5%
COMBAT SYSTEMS	13.7%	11.5%
MARINE SYSTEMS	9.3%	8.5%
INFORMATION SYSTEMS AND TECHNOLOGY	11.1%	10.8%
TOTAL	12.7%	11.4%

Exhibit D

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PRELIMINARY CONSOLIDATED BALANCE SHEET (UNAUDITED)

DOLLARS IN MILLIONS

	September 28, 2008	December 31, 2007
ASSETS
Current Assets:
Cash and equivalents	$2,617	$2,891
Accounts receivable	3,103	2,874
Contracts in process	4,364	4,337
Inventories	1,725	1,621
Other current assets	450	575

Total Current Assets	12,259	12,298

Noncurrent Assets:
Property, plant and equipment, net	2,566	2,472
Intangible assets, net	924	972
Goodwill	9,134	8,942
Other assets	1,163	1,049

Total Noncurrent Assets	13,787	13,435

Total Assets	$26,046	$25,733

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Short-term debt and current portion of long-term debt	$22	$673
Accounts payable	2,064	2,318
Customer advances and deposits	3,677	3,440
Other current liabilities	2,790	2,733

Total Current Liabilities	8,553	9,164

Noncurrent Liabilities:
Long-term debt	2,117	2,118
Other liabilities	3,242	2,683
Commitments and contingencies

Total Noncurrent Liabilities	5,359	4,801

Shareholders’ Equity:
Common stock	482	482
Surplus	1,315	1,141
Retained earnings	12,810	11,379
Treasury stock	(3,019)	(1,881)
Accumulated other comprehensive income	546	647

Total Shareholders’ Equity	12,134	11,768

Total Liabilities and Shareholders’ Equity	$26,046	$25,733

Exhibit E

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PRELIMINARY CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

DOLLARS IN MILLIONS

	Nine Months Ended
	September 28, 2008	September 30, 2007
Cash Flows from Operating Activities:
Net earnings	$1,847	$1,493
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation	223	201
Amortization	103	111
Stock-based compensation expense	78	64
Excess tax benefit from stock-based compensation	(31)	(33)
Deferred income tax provision	83	50
Discontinued operations, net of tax	1	9
(Increase) decrease in assets, net of effects of business acquisitions:
Accounts receivable	(207)	(79)
Contracts in process	(18)	(119)
Inventories	(125)	(70)
Increase (decrease) in liabilities, net of effects of business acquisitions:
Accounts payable	(259)	(52)
Customer advances and deposits	759	336
Other current liabilities	(139)	53
Other, net	4	(83)

Net Cash Provided by Operating Activities from Continuing Operations	2,319	1,881
Net Cash Used by Discontinued Operations — Operating Activities	(5)	(23)

Net Cash Provided by Operating Activities	2,314	1,858

Cash Flows from Investing Activities:
Purchases of available-for-sale securities	(1,365)	(511)
Sales/maturities of available-for-sale securities	1,341	298
Capital expenditures	(314)	(294)
Business acquisitions, net of cash acquired	(303)	(299)
Proceeds from sale of assets, net	30	93
Other, net	1	23

Net Cash Used by Investing Activities	(610)	(690)

Cash Flows from Financing Activities:
Purchases of common stock	(1,047)	(466)
Repayment of fixed-rate notes	(500)	—
Dividends paid	(397)	(328)
Repayment of senior notes	(150)	—
Proceeds from option exercises	148	128
Excess tax benefit from stock-based compensation	31	33
Other, net	(63)	(106)

Net Cash Used by Financing Activities	(1,978)	(739)

Net (Decrease)/Increase in Cash and Equivalents	(274)	429
Cash and Equivalents at Beginning of Period	2,891	1,604

Cash and Equivalents at End of Period	$2,617	$2,033

Exhibit F

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PRELIMINARY FINANCIAL INFORMATION (UNAUDITED)

DOLLARS IN MILLIONS EXCEPT PER SHARE AND EMPLOYEE AMOUNTS

	Third Quarter 2008		Third Quarter 2007
Non-GAAP Financial Measures:	Quarter	Year-to-date	Quarter	Year-to-date
Free Cash Flow from Operations:
Net Cash Provided by Operating Activities from Continuing Operations	$863	$2,319	$954	$1,881
Capital Expenditures	(114)	(314)	(128)	(294)

Free Cash Flow from Operations (A)	$749	$2,005	$826	$1,587

Return on Invested Capital:
Earnings from Continuing Operations	$2,426		$1,965
After-Tax Interest Expense	90		93
After-Tax Amortization Expense	94		102

Net Operating Profit after Taxes	2,610		2,160
Average Debt and Equity	14,316		13,034

Return on Invested Capital (B)	18.2%		16.6%

Other Financial Information:
Return on Equity (C)	20.6%		19.3%
Debt-to-Equity (D)	17.6%		25.6%
Debt-to-Capital (E)	15.0%		20.4%
Book Value per Share (F)	$30.94		$27.12
Total Taxes Paid	$212		$238
Company Sponsored Research and Development (G)	$115		$113
Employment	85,600		83,000
Sales Per Employee (H)	$344,400		$319,500
Shares Outstanding	392,147,349		402,264,076

(A)	The company’s management believes free cash flow from operations is a measurement that is useful to investors, because it portrays the company’s ability to generate cash from its core businesses for such purposes as repaying maturing debt, funding business acquisitions and paying dividends. The company uses free cash flow from operations to assess the quality of its earnings and as a performance measure in evaluating management. The most directly comparable GAAP measure to free cash flow from operations is net cash provided by operating activities from continuing operations.
(B)	The company’s management believes return on invested capital is a measurement that is useful to investors, because it reflects the company’s ability to generate returns from the capital it has deployed in its operations. The company uses ROIC to evaluate investment decisions and as a performance measure in evaluating management. The company defines ROIC as net operating profit after taxes for the latest 12-month period divided by the sum of the average debt and shareholders’ equity for the same period. Net operating profit after taxes is defined as earnings from continuing operations plus after-tax interest and amortization expense. The most directly comparable GAAP measure to net operating profit after taxes is earnings from continuing operations.
(C)	Return on equity is calculated by dividing earnings from continuing operations for the latest 12-month period by the company’s average equity during that period.
(D)	Debt-to-equity ratio is calculated as total debt divided by total equity as of the end of the period.
(E)	Debt-to-capital ratio is calculated as total debt divided by the sum of total debt plus total equity as of the end of the period.
(F)	Book value per share is calculated as total equity divided by total outstanding shares as of the end of the period.
(G)	Includes independent research and development and bid and proposal costs and Gulfstream product development costs.
(H)	Sales per employee is calculated by dividing net sales for the latest 12-month period by the company’s average number of employees during that period.

Exhibit G

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BACKLOG (UNAUDITED)

DOLLARS IN MILLIONS

Third Quarter 2008	Funded	Unfunded	Total Backlog	Estimated Potential Contract Value*	Total Estimated Contract Value
AEROSPACE	$21,466	$618	$22,084	$2,278	$24,362
COMBAT SYSTEMS	12,540	3,300	15,840	2,625	18,465
MARINE SYSTEMS	7,907	3,573	11,480	2,143	13,623
INFORMATION SYSTEMS AND TECHNOLOGY	7,761	3,324	11,085	10,649	21,734

TOTAL	$49,674	$10,815	$60,489	$17,695	$78,184

Second Quarter 2008
AEROSPACE	$18,195	$634	$18,829	$2,309	$21,138
COMBAT SYSTEMS	10,611	3,263	13,874	2,610	16,484
MARINE SYSTEMS	8,899	3,239	12,138	2,167	14,305
INFORMATION SYSTEMS AND TECHNOLOGY	7,531	2,950	10,481	10,348	20,829

TOTAL	$45,236	$10,086	$55,322	$17,434	$72,756

Third Quarter 2007
AEROSPACE	$10,241	$687	$10,928	$964	$11,892
COMBAT SYSTEMS	11,371	2,195	13,566	2,083	15,649
MARINE SYSTEMS	8,106	4,641	12,747	2,601	15,348
INFORMATION SYSTEMS AND TECHNOLOGY	7,184	2,123	9,307	9,496	18,803

TOTAL	$36,902	$9,646	$46,548	$15,144	$61,692

*	The estimated potential contract value represents management’s estimate of the company’s future contract value under unfunded indefinite delivery, indefinite quantity (IDIQ) contracts and unexercised options associated with existing firm contracts. Because the value in the IDIQ arrangements is subject to the customer’s future exercise of an indeterminate quantity of delivery orders, the company recognizes these contracts in backlog only when they are funded. Unexercised options are recognized in backlog when the customer exercises the option and establishes a firm order.

Exhibit H

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THIRD QUARTER 2008 SIGNIFICANT ORDERS (UNAUDITED)

DOLLARS IN MILLIONS

General Dynamics received the following significant contract orders during the third quarter of 2008:

Combat Systems

•	Combined orders totaling $903 from the U.S. Army for the production of 677 Stryker vehicles including all 10 variants. These contracts have a potential value of over $1.2 billion.

•	$767 from the U.S. Marine Corps for the development and manufacturing of new Expeditionary Fighting Vehicle (EFV) prototypes.

•	$541 from the U.S. Marine Corps for 773 RG-31 Mk5E Category I vehicles and related spares under the mine-resistant ambush-protected (MRAP) vehicle program.

•	$267 from the Army for Stryker modification kits to be used in Operation Iraqi Freedom.

•	$218 from the Army for Tank Urban Survivability Kits (TUSK) for the Abrams tank.

•	$173 from the Army to continue field support, including reset and battle damage repair, under the Stryker program.

•	$102 from the Spanish government for 100 RG-31 Mk5E mine-protected vehicles.

•	$85 from the Army for the production of Hydra-70 (2.75-inch) rockets. This order brings the total contract value to date to almost $800. The contract has a total potential value of over $900.

Marine Systems

•	$420 from the U.S. Navy for the modernization of LSD-class amphibious assault ships.

Information Systems and Technology

•	Combined orders totaling $850 under the Intelligence Information, Command-and-Control Equipment and Enhancements (ICE2) program, bringing the total contract value to $3.1 billion.

•	Combined orders totaling over $260 under the Common Hardware/Software III program, bringing the total contract value to almost $1.6 billion.

•	$136 to provide technical support services for the Warfighter Information Network-Tactical (WIN-T) mobile command-and-control system.

•	An indefinite delivery, indefinite quantity (IDIQ) contract from the Naval Air Systems Command with a potential value of over $180 for integrated logistics support for foreign military sales.

Exhibit I

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AIRCRAFT DELIVERIES (UNAUDITED)

	Third Quarter		Nine Months
	2008	2007	2008	2007

GREEN (UNITS):
LARGE AIRCRAFT	23	21	67	60
MID-SIZE AIRCRAFT	16	16	48	43

TOTAL	39	37	115	103

COMPLETIONS (UNITS):
LARGE AIRCRAFT	22	22	66	62
MID-SIZE AIRCRAFT	16	13	48	39

TOTAL	38	35	114	101

PRE-OWNED:
UNITS	—	3	2	8

SALES (millions)	$—	$35	$17	$78
OPERATING EARNINGS (millions)	$1	$4	$3	$6

AEROSPACE MARGINS EXCLUDING PRE-OWNED ACTIVITY	20.4%	17.3%	19.0%	16.7%

Exhibit J

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